UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 19, 2006
KLA-TENCOR CORPORATION

(Exact name of registrant specified in its charter)

Delaware	000-09992	04-2564110

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

160 Rio Robles, San Jose, California	95134

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code:	(408) 875-3000

(Former name and former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01: Entry into a Material Definitive Agreement
On September 19, 2006, the Compensation Committee of the Board of Directors of KLA-Tencor Corporation (the “Company”) approved awards of restricted stock units covering a total of 2,530,689 shares of the Company’s common stock to employees of the Company, including the executive officers. The restricted stock units were awarded under the Company’s 2004 Equity Incentive Plan (the “Plan”), and each unit will entitle the recipient to one share of common stock when the applicable vesting requirements for that unit are satisfied. However, for each share actually issued under the awarded units, the share reserve under the Plan will be reduced by 1.8 shares, as provided under the terms of such Plan.
The executive officers who were awarded restricted stock units and the maximum number of units awarded to each such officer are as follows:

Name	Maximum Number of Restricted Stock Units

Richard P. Wallace, Chief Executive Officer	62,500

John H. Kispert, President and Chief Operating Officer	62,500

Jeffrey L. Hall, Chief Financial Officer	18,750
The restricted stock units awarded to the executive officers are subject to both performance vesting tied to the Company’s operating income for the 2007 fiscal year and service vesting over a four-year period measured from the award date. The actual number of shares to which each executive officer will become entitled under his or her award will be determined as follows:
          (i) As soon as practicable following the completion of the Company’s audited financial statements for the 2007 fiscal year, the Compensation Committee will determine the level at which the performance goal for that year has been attained and on the basis of that assessment determine the specific number of restricted stock units each executive officer will have the potential to earn based on his or her continued service. Such number may range from 0 restricted stock units (if less than threshold attainment of the performance goal is attained) to the maximum number awarded to such individual (if attainment is at or above the maximum specified goal).
          (ii) The executive officer will vest in 50% of the number of restricted stock units determined under subparagraph (i) upon his or her completion of two years of service with the Company measured from the award date and will vest in the remaining 50% upon his or her completion of an additional two years of service.
A copy of both the form Restricted Stock Unit Award Notification and the form Restricted Stock Unit Agreement that will be used to evidence the awards made to the executive officers are filed as exhibits to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are filed herewith:

Exhibit
Number	Description

10.19	Form Restricted Stock Unit Award Notification.*

10.20	Form Restricted Stock Unit Agreement.*

* Denotes a management contract, plan or arrangement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLA-TENCOR CORPORATION
Date: September 20, 2006	By:	/s/ Jeffrey L. Hall
	Name:	Jeffrey L. Hall
	Title:	Chief Financial Officer

Exhibit Index

Exhibit
Number	Description

10.19	Form Restricted Stock Unit Award Notification.*

10.20	Form Restricted Stock Unit Agreement.*

* Denotes a management contract, plan or arrangement.